UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

July 23, 2003

Date of Report: (Date of earliest event reported)

Computer Associates International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9247	13-2857434

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Computer Associates Plaza, Islandia, New York	11749

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 342-6000

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
PRESS RELEASE

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibit

99.1 – Press release dated July 23, 2003

Item 9. Regulation FD Disclosure.

On July 23, 2003, the Registrant issued a press release announcing its financial results for the quarter-ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein. This information in the press release is being furnished under Item 12 and is being presented under this Item 9 in accordance with the Securities and Exchange Commission’s interim guidance regarding the disclosure requirements of Item 12 of Form 8-K, as set forth in Release No. 33-8216.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Computer Associates International, Inc.

Dated: July 23, 2003	By:	/s/ Ira Zar

Ira Zar
Executive Vice President and Chief Financial Officer